National Health Investors



Q1 2024 Supplemental

NATIONAL HEALTH INVESTORS

TABLE OF CONTENTS

FORWARD LOOKING STATEMENTS AND RISK FACTORS:

This Supplemental Information and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain certain "forward-looking" statements as that term is defined by the Private Securities Litigation Reform Act of 1995. All statements regarding our expected future financial position, results of operations, cash flows, funds from operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitations, those containing words such as "may," "will," "believes," anticipates," "expects," "intends," "estimates," "plans," and other similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. Such risks and uncertainties include, among other things, the impact of COVID-19 on our tenants; the operating success of our tenants and borrowers for collection of our lease and interest income; the success of property development and construction activities; the risk that the cash flows of our tenants and borrowers would be adversely affected by increased liability claims and liability insurance costs; risks related to environmental laws and the costs associated with liabilities related to hazardous substances; the risk of damage from catastrophic weather and other natural or man-made disasters and the physical effects of climate change; our ability to reinvest cash in real estate investments in a timely manner and on acceptable terms; the risk that the illiquidity of real estate investments could impede our ability to respond to adverse changes in the performance of our properties; operational risks with respect to our senior housing operating portfolio structured communities; risks related to our ability to maintain the privacy and security of Company information; and other risks which are described under the heading "Risk Factors" in Item 1A in our Form 10-K for the year ended December 31, 2023. In this Supplemental Information, we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this presentation. Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous. Unless otherwise noted, all amounts are unaudited and are as of or for the quarter ended March 31, 2024.

COVER: CARRIAGE CROSSING BLOOMINGTON IS A SENIOR LIVING COMMUNITY OPERATED BY CARRIAGE CROSSING SENIOR LIVING IN BLOOMINGTON, IL

WE INVEST IN RELATIONSHIPS

NATIONAL HEALTH INVESTORS, INC. (NYSE: NHI), National Health Investors, Inc. (NYSE: NHI) is a real estate investment trust specializing in sale-leasebacks, joint-ventures, senior housing operating partnerships, and mortgage and mezzanine financing of need-driven and discretionary senior housing and medical investments. NHI's portfolio consists of independent living, assisted living and memory care communities, entrance-fee retirement communities, skilled nursing facilities, and specialty hospitals.



ERIC MENDELSOHN

President & CEO



KRISTIN S. GAINES

Chief Transaction Officer



KEVIN PASCOE

Chief Investment Officer



JOHN SPAID

Chief Financial Officer



DAVID TRAVIS

Chief Accounting Officer



MICHELLE KELLY

SVP, Investments



DANA HAMBLY

VP, Finance & IR

ANALYST COVERAGE

BMO Capital Markets: Juan Sanabria
Deutsche Bank: Omotayo Okusanya
Jefferies: Joe Dickstein
KeyBanc Capital Markets: Austin Wurschmidt
Truist Securities: Michael Lewis
Wedbush: Richard Anderson
Wells Fargo: Connor Siversky

CONTACT INFORMATION

National Health Investors, Inc.
222 Robert Rose Drive
Murfreesboro, Tennessee 37129
615.890.9100 | investorrelations@nhireit.com

Transfer Agent
Computershare Trust Company, N.A
P.O. Box 43078
Providence, RI 02940-3078
800.942.5909

PORTFOLIO OVERVIEW



AS OF MARCH 31, 2024

107 SENIOR HOUSING

72 SKILLED NURSING

1 SPECIALTY HOSPITAL

15 SHOP

Portfolio (DOLLARS IN THOUSANDS)	Properties	Units	Investment	Adjusted NOI[1]	Annualized	% of Total
Triple Net						
Senior Housing	97	8,711	$1,832,646	$37,244	$140,848	53.5%
Skilled Nursing	65	8,614	557,996	22,342	82,847	31.5%
Specialty Hospital	1	64	41,466	897	3,594	1.4%
						86.3%
Mortgages and Other Notes Receivable						
Senior Housing	10	863	132,518	2,518	10,863	4.1%
Skilled Nursing	7	731	44,933	833	3,330	1.3%
Other			96,898	2,497	9,988	3.8%
						9.2%
Senior Housing Operating	15	1,732	348,708	2,942	11,766	4.5%
Total	**195**	**20,715**	**$3,055,165**	**$69,273**	**$263,236**	**100%**

[1] Adjusted segment NOI includes the impact of assets held for sale, disposals, and loan payoffs during the quarter. The annualized impact excludes these items.

PARTNERS [2]


HOSPITAL & OTHER 5%
SHOP 4%
NHC 14%
ENSIGN 10%
OTHER SNF 4%
HSM 4%
SLC 21%
BICKFORD 13%
OTHER SH 17%
LCS 4%
DISCOVERY 3%

ASSET CLASS [2]


OTHER INCOME 4%[3]
SHOP 4%
INDEPENDENT LIVING 2%
SENIOR LIVING CAMPUS 5%
SKILLED 33%
ASSISTED LIVING 24%
SPECIALTY HOSPITAL 1%
ENTRANCE FEE 25%

Sr. Hsng. Need-Driven	29.8%	Other	3 .8%
Sr. Hsng. Discretionary	27.8%	SHOP	4.5%
SNF/Hospital	34.1%		

[2] Based on annualized adjusted NOI of $263.2 million in place at March 31, 2024.
[3] Other Income consists primarily of revenue from non-mortgage notes receivable.
Percentages may not add to 100% due to rounding.

REAL ESTATE INVESTMENTS NOI

(DOLLARS IN THOUSANDS)

	Properties	Units	QTD NOI	Straight Line Revenue	NOI Less Straight Line Revenue	Non-cash Adjustments	QTD Adjusted NOI	Full Year Impact	Real Estate Investments Annualized Adjusted NOI[1]
Leases									
Senior Housing - Need Driven									
Assisted Living	71	3,882	$ 15,834	$ 445	$ 15,389	$ 88	$ 15,477	$ 40,345	$ 55,822
Senior Living Campus	8	995	3,529	(10)	3,539	—	3,539	10,615	14,154
Total Need Driven	79	4,877	19,363	435	18,928	88	19,016	50,960	69,976
Senior Housing - Discretionary									
Independent Living	7	903	1,891	290	1,601	—	1,601	4,701	6,302
Entrance-Fee Communities	11	2,931	15,048	(459)	15,507	635	16,142	48,427	64,569
Total Discretionary	18	3,834	16,939	(169)	17,108	635	17,743	53,128	70,871
Total Senior Housing	97	8,711	36,302	266	36,036	723	36,759	104,088	140,847
Medical Facilities									
Skilled Nursing	65	8,614	21,645	89	21,556	786	22,342	60,505	82,847
Hospitals	1	64	1,022	125	897	—	897	2,697	3,594
Total Medical Facilities	66	8,678	22,667	214	22,453	786	23,239	63,202	86,441
Disposals and Held for Sale			485	—	485	—	485	(485)	—
Total Leases	163	17,389	$ 59,454	$ 480	$ 58,974	$ 1,509	$ 60,483	$ 166,805	$ 227,288
Mortgages and Other Notes									
Senior Housing - Need Driven	9	612	$ 1,995		$ 1,995	$ (70)	$ 1,925	$ 6,568	$ 8,493
Senior Housing - Discretionary	1	251	593		593	—	593	1,778	2,371
Skilled Nursing	7	731	858		858	(25)	833	2,497	3,330
Other Notes Receivable			2,496		2,496	1	2,497	7,491	9,988
Total Mortgage and Other Notes	17	1,594	$ 5,942		$ 5,942	$ (94)	$ 5,848	$ 18,334	$ 24,182
Total Real Estate Investments			$ 65,396	$ 480	$ 64,916	$ 1,415	$ 66,331	$ 185,139	$ 251,470

[1] *Annualized adjusted NOI excludes repayments of deferrals, asset dispositions, and assets held for sale.*

SENIOR HOUSING OPERATING PORTFOLIO (SHOP)

(DOLLARS IN THOUSANDS EXCEPT REVPOR)

Portfolio Overview	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q1 2023
Properties	15	15	15	15	15
Units	1,732	1,733	1,734	1,734	1,734
Occupancy	85.3%	83.2%	79.0%	75.5%	75.2%
REVPOR	$2,988	$2,995	$3,010	$3,004	$2,989
Resident fees	$13,256	$12,950	$12,367	$11,793	$11,700
Operating expenses	(9,668)	(9,416)	(9,428)	(9,094)	(9,215)
Management fees	(646)	(645)	(616)	(588)	(584)
NOI	$2,942	$2,888	$2,323	$2,111	$1,901
NOI Margin	22.2 %	22.3 %	18.8%	17.9 %	16.2%
Recurring capex	$529	$439	$722	$277	$407

INDUSTRY PARTNERS

Partner	Description	OWNERSHIP	MARKET FOCUS	% OF NOI[1]
Senior Living Communities	Senior Living Communities owns and operates luxury retirement communities located in Connecticut, South Carolina, North Carolina, Florida, Georgia and Indiana.	Private	EFC	21%
NHC National Healthcare Corporation	NHC affiliates operate for themselves and third parties 68 skilled nursing facilities with 8,732 beds. NHC affiliates also operate 26 assisted living communities with 1,501 units, five independent living communities with 475 units, three behavioral health hospitals, 35 homecare agencies, and 30 hospice agencies.	Public	SNF	14%
Bickford	Bickford Senior Living manages or operates over 50 independent living, assisted living, and memory care branches throughout the country. They are also an experienced developer, constructing over 150 communities.	Private	SH	13%
Ensign Group	The Ensign Group, Inc.'s independent operating subsidiaries provide a broad spectrum of skilled nursing and assisted living services, physical, occupational and speech therapies and other rehabilitative and healthcare services at multiple locations across 14 states.	Public	SNF	10%
LCS	Based in Des Moines, Iowa, and established in 1971, Life Care Services operates and develops continuing care retirement communities, stand-alone assisted living, memory care, and rental communities nationwide.	Private	EFC	4%
HSM Health Services Management, Inc.	Health Services Management is a non-profit formed in 2000. The Company operates more than 18 skilled nursing and assisted living facilities located in Florida, Tennessee, and Texas.	NFP	SNF	4%
Encore Senior Living	Encore Senior Living develops, renovates and manages senior living communities. The company's portfolio consists of more than 30 communities in five states providing the continuum of senior care including independent living, assisted living, and memory care.	Private	SH	4%
Discovery Senior Living	For more than 30 years, Discovery Senior Living has become a recognized industry leader in developing, building and operating luxury, resort-style communities across the United States. Discovery provides more than 15,000 homes for seniors which include: villas, senior apartments, independent living, supervised independent living, assisted living and memory care homes.	Private	SH	3%
Prestige Care, Inc. Prestige Senior Living, L.L.C.	Prestige Care operates a family of nearly 80 senior communities throughout the western United States. Prestige Care provides a comprehensive senior service experience, offering assisted living, independent living, memory care, skilled nursing and rehabilitation. The company holds firm to a set of core values – respect, integrity, commitment and trust – that guide every aspect of its mission to personally touch lives every day.	Private	SH/SNF	3%
Watermark Retirement Communities	Headquartered in Tucson, Arizona, Watermark currently manages 92 communities in 19 states, including CCRCs, standalone independent living, assisted living, and memory care communities in addition to Medicare-certified rehabilitation and skilled nursing neighborhoods. Watermark has ownership interests in many of these assets, both on its own and through its development arm, The Freshwater Group.	Private	EFC	2%

[1] *Based on annualized Adjusted NOI of $263.2 million for contracts in place at March 31, 2024.*

LEASE PORTFOLIO
EBITDARM COVERAGE & OCCUPANCY

NHI TOTAL PORTFOLIO

PROPERTY TYPE	SH	SNF	MEDICAL NON-SNF	TOTAL
Properties	91	68	1	160
4Q22 Coverage	1.23x	2.50x	2.65x	1.73x
4Q22 Occupancy	84.9%	77.8%	76.5%	81.2%
4Q23 Coverage	1.45x	2.82x	3.03x	2.00x
4Q23 Occupancy	84.3%	81.4%	79.7%	82.8%

PROPERTY CLASS	NEED DRIVEN	NEED DRIVEN EXCL. BICKFORD	DISCRETIONARY	DISCRETIONARY EXCL. SLC	MEDICAL	MEDICAL EXCL. NHC
Properties	77	39	14	5	69	34
4Q22 Coverage	1.13x	1.02x	1.35x	1.76x	2.50x	2.11x
4Q22 Occupancy	85.7%	87.0%	83.7%	85.3%	77.8%	70.5%
4Q23 Coverage	1.35x	1.16x	1.54x	1.63x	2.83x	2.07x
4Q23 Occupancy	85.0%	86.6%	83.2%	84.3%	81.4%	73.6%

CUSTOMERS	NHC[1]	SLC[2]	BICKFORD[3]
Properties	35	10	38
4Q22 Coverage	3.07x	1.17x	1.26x
4Q22 Occupancy	83.8%	82.6%	84.0%
4Q23 Coverage	3.80x	1.48x	1.58x
4Q23 Occupancy	87.9%	81.9%	82.9%

SLC & BICKFORD VERSUS NICMAP VISION OCCUPANCY

PROPERTY TYPE	PROPERTIES	1Q 2023	2Q 2023	3Q 2023	4Q 2023	1Q 2024
SLC						
NICMAP Metro Markets		85.2%	85.4%	86.0%	86.9%	87.3%
Covered	6	82.2%	81.9%	81.9%	83.7%	83.8%
Non-Covered	4	83.9%	80.6%	79.2%	79.9%	80.9%
Total	10	82.7%	81.4%	81.0%	82.4%	82.8%
Bickford						
NICMAP Metro Markets		80.1%	81.1%	81.8%	83.2%	83.4%
Covered	27	81.3%	81.5%	83.9%	85.8%	86.4%
Non-Covered	12	82.6%	83.6%	84.9%	83.4%	84.0%
Total	39	81.6%	82.0%	84.2%	85.2%	85.9%

All tables based on trailing 12 months; excludes transitioned properties under cash-flow based leases, loans, mortgages; excludes development and lease up properties in operation less than 24 months; includes proforma cash rent for stabilized acquisitions in the portfolio less than 24 months;

[1] NHC Fixed Charge Coverage Ratio and displayed occupancies are on corporate-level. The occupancies are for the SNF portfolio only as can be seen in NHC's public filings.
[2] SLC operates 9 discretionary CCRC properties and one need driven assisted living community.
[3] Bickford pro forma coverages assuming the full impact of the April 2024 rent reset are 1.37x for the TTM ended 4Q 2023 and 1.19x for the TTM ended 4Q 2022.

TENANT PURCHASE OPTIONS (DOLLARS IN THOUSANDS)

ASSET TYPE	PROPERTIES	LEASE EXPIRATION	1ST OPTION OPEN YEAR	OPTION TYPE	CURRENT CASH RENT ($)	% OF TOTAL[1]
SH	2	May 2035	2027	A	6,092	2.4%
SNF	1	September 2028	2028	B	511	0.2%
						2.6%

Option Type:
A. Greater of fixed base price or fair market value
B. Fixed base price

[1] *Based on Real Estate Investments adjusted NOI of $251.5 million for contracts in place at March 31, 2024.*

LEASE MATURITIES (ANNUALIZED CASH RENT; DOLLARS IN THOUSANDS)

	Properties	Units	SH($)	SNF ($)	Other ($)	Total ($)	% of Total
2024	—	—	—	—	—	—	—
2025	3	296	570	1,800	—	2,370	1.0%
2026	35	4,897	1,470	36,673	—	38,143	16.8%
2027	3	619	14,308	—	—	14,308	6.3%
2028	12	591	10,595	511	—	11,106	4.9%
2029	29	4,455	61,509	14,502	—	76,012	33.4%
2030	4	183	1,836	—	—	1,836	0.8%
2031	3	274	5,334	—	—	5,334	2.3%
2032	2	213	720	2,556	—	3,276	1.4%
Thereafter	72	6,002	44,506	26,805	3,594	74,906	33.0%

WE INVEST IN RELATIONSHIPS, NOT JUST PROPERTIES

FOCUSED ON GROWING WITH OUR 31 OPERATING PARTNERS AND SELECT NEW CUSTOMERS

DIVERSIFIED INVESTMENT PLAN EMPHASIZING PRIVATE PAY SENIOR HOUSING PROPERTIES AND BEST-IN-CLASS SNF OPERATORS

EXPERIENCED OPERATORS WITH PROVEN RECORD OF QUALITY CARE AND VALUE CREATION

LOW LEVERAGE BALANCE SHEET AND STAGGERED LONG-TERM DEBT MATURITIES

TARGET 60/40 EQUITY/DEBT FUNDING MIX

INVESTMENT STRUCTURE


SHOP
4.5%
NOTES
9.2%
LEASE
86.3%

INVESTMENT HISTORY* (DOLLARS IN MILLIONS)


$800
$700
$600
$500
$400
$300
$200
$100
$0
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
$310.1
$447.7
$214.0
$364.3
$329.0
$226.9
$120.5
$101.5
$74.5
$15.0
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Existing Relationship
New Relationship
10-Year Treasury
WACY

*The average age of properties acquired since 2016 is **14.3 years.** The total portfolio average age is **26.3 years.**

RECENT INVESTMENTS

RECENT LEASE ACTIVITIES (DOLLARS IN THOUSANDS)

	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total
Q1 2023						
Silverado Senior Living	SH	Lease	120/2	NV,MD	7.50%	$ 37,500
Bickford Senior Living	SH	Lease	64/1	VA	8.00%	17,300 [2]
						$ 54,800
Q4 2022						
Bickford Senior Living	SH	Lease	60/1	VA	8.00%	$ 17,200 [3]
Q2 2022						
Encore Senior Living	SH	Lease	53/1	WI	7.25%	13,300 [4]
						$ 30,500
Q2 2021						
Vizion Health*	HOSP	Lease	64/1	OK	8.50%	40,250
Navion Senior Solutions	SH	Lease	48/1	TN	7.50%	6,600
						$ 46,850

RECENT LOAN ORIGINATION AND OTHER DEVELOPMENT (DOLLARS IN THOUSANDS)

	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total	Funded	Remaining
Q1 2024								
Carriage Crossing Senior Living*	SH	Mortgage Loan	80/1	FL	8.75%	$15,000	$(15,000)	—
Q4 2023								
Innovation Senior Living *	SH	Mortgage Loan	60/2	FL	12.0%	$1,550	$(1,550)	—
Q3 2023								
Capital Funding Group	N/A	Mezzanine Loan	N/A	N/A	10.00%	$17,239	$(17,239)	—
Q2 2023								
KindCare Senior Living	SH	Mezzanine Loan	N/A	N/A	6.0%	$893	$(893)	—
						$19,682	$(19,682)	—
Q4 2022								
Capital Funding Group	SNF	Corporate	N/A	N/A	7.25%	$42,500	$(42,500)	—
Q1 2022								
Encore Senior Living	SH	Construction Loan	108/1	WI	8.50%	$28,525	(27,841)	684
						$71,025	$(70,341)	$684
Q2 2021								
Montecito Medical*	MOB	Mezzanine Loan	N/A	N/A	7.50%[5]	$50,000	$(20,255)	$29,745
Vizion-Health Brookhaven*	HOSP	Corporate	N/A	N/A	8.50%	20,000	(20,000)	—
Navion Senior Solutions	SH	Corporate	N/A	N/A	8.00%	3,600	(3,600)	—
						$73,600	$(43,855)	29,745
Other Loan and Development Commitments								
Encore Senior Living	SH	Construction Loan	110 / 1	WI	8.50%	$22,200	$(22,184)	$16
Watermark Retirement	EFC	Working Capital Note	493/ 2	CT	7.50%	5,000	(2,726)	2,274
Timber Ridge OpCo	EFC	Working Capital Note	N/A	N/A	6.00%	5,000	—	5,000
Senior Living Communities	EFC	Revolving Credit	N/A	N/A	Variable	20,000	(15,500)	4,500
Watermark Retirement	EFC	Renovation	493/2	CT	7.50%	5,000	(2,726)	2,274
Navion Senior Solutions	SH	Renovation	48/1	NC	8.00%	4,500	(2,726)	1,774
Vizion Health	HOSP	Renovation	N/A	N/A	Variable	2,000	(1,216)	784
Bickford	SH	Renovation	Various	Various	8.00%	8,000	—	8,000
Senior Living Communities	EFC	Renovation	Various	Various	8.50%	10,000	—	10,000

**Indicates new relationship*
[1]Building count excludes renovations.
[2]Acquisition was partially funded with the cancellation of a $14.2 million construction loan and a reduction of $2.5 million in rent deferrals due from Bickford.
[3]Acquisition was partially funded with the cancellation of a $14.0 million construction loan and a reduction of $3.0 million in rent deferrals due from Bickford.
[4]Acquisition was partially funded with the cancellation of a $9.1 million second mortgage due from Encore Senior Living.
[5]NHI can earn an additional 4.5% in interest based upon certain future capital events including asset sales and recapitalizations.

CAPITALIZATION OVERVIEW

(DOLLAR AND SHARE AMOUNTS IN THOUSANDS)

	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q1 2023
Balance Sheet Data					
Gross cost of real estate assets	$ 2,783,370	$ 2,780,358	$ 2,776,591	$ 2,773,797	$ 2,790,615
Total assets	2,478,125	2,488,480	2,499,090	2,498,495	2,533,230
Total liabilities	1,210,559	1,214,433	1,218,265	1,208,120	1,244,634
Total noncontrolling interests	19,594	20,095	20,714	21,407	21,107
Total stockholder's equity attributable to NHI	1,247,972	1,253,952	1,260,111	1,268,968	1,267,489
Operating Data					
Total revenue	$ 81,513	$ 79,465	$ 80,106	$ 77,876	$ 82,388
Rental revenue - GAAP	62,187	60,721	62,255	60,952	65,299
Straight-line rents	(308)	950	1,040	2,875	2,097
Amortization of lease incentives	723	723	723	766	299
Rental revenue - Cash	60,484	57,719	59,030	55,641	58,383
Net Operating Income	68,466	66,628	67,153	64,982	69,970
Adjusted EBITDA[1]	64,259	62,700	63,441	61,208	62,190
Funds Available for Distribution	50,975	47,347	48,170	44,586	47,739
Interest expense	14,869	14,852	15,086	14,194	14,027
General & administrative expense	5,642	4,923	4,430	4,306	5,653
Diluted common shares outstanding	43,425	43,389	43,389	43,389	43,391
NAREIT FFO per diluted common share	1.10	1.09	1.08	1.05	1.16
Normalized FFO per diluted common share	1.12	1.09	1.08	1.06	1.11
Capitalization					
Common shares outstanding at end of each period	43,425	43,410	43,410	43,410	43,389
Market value of equity at end of each period	$ 2,728,393	$ 2,424,449	$ 2,229,538	$ 2,275,552	$ 2,238,005
Total debt	1,139,266	1,135,051	1,144,438	1,134,815	1,176,014
Secured debt	76,136	76,241	76,345	76,446	76,546
Net debt	1,127,909	1,112,704	1,127,859	1,117,404	1,162,139
Total enterprise value	3,856,302	3,537,153	3,357,397	3,392,956	3,400,144
Ratios					
Interest coverage ratio	4.3x	4.2x	4.2x	4.3x	4.4x
Fixed charge coverage ratio	4.5x	4.4x	4.4x	4.5x	4.6x
Net debt to adjusted EBITDA (annualized)	4.4x	4.4x	4.4x	4.6x	4.6x
Net debt as a percentage of enterprise value	29.2%	31.5%	33.6%	32.9%	34.2%
Total Debt / Gross Assets	36.0%	35.9%	36.3%	36.2%	37.2%
Secured Debt / Gross Assets	2.4%	2.4%	2.4%	2.4%	2.4%
Dividend Information					
Regular dividends declared per common share	$ 0.90	$ 0.90	$ 0.90	$ 0.90	$ 0.90
Normalized FFO payout ratio per common share	80.4%	82.6%	83.3%	84.9%	81.1%
Dividends declared	$ 39,082	$ 39,069	$ 39,069	$ 39,069	$ 39,050
Normalized FFO payout ratio	80.5%	82.5%	83.5%	85.3%	81.3%
Normalized FAD payout ratio	76.6%	82.5%	81.1%	87.6%	81.8%
Portfolio Statistics					
Number of Properties	195	194	192	192	193

[1] *For all periods presented the calculation of EBITDA includes GAAP interest expense, which excludes amounts capitalized during the period.*

CAPITAL STRUCTURE

DEBT[1]



UNSECURED, VARIABLE 39.0%
UNSECURED, FIXED 54.4%
SECURED, FIXED 6.6%

FIXED CHARGE COVERAGE



6.0x
5.5x
5.9x
4.5x
4.5x
2020
2021
2022
2023
2024[2]

REVOLVER LIQUIDITY (DOLLARS IN MILLIONS)



$800
$700
$600
$500
$400
$300
$200
$100
$0
BALANCE
AVAILABLE
$485.0
$504.0
$435.0
$455.0
$451.5
$215.0
$196.0
$265.0
$245.0
$248.5
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024

NET DEBT TO ADJUSTED EBITDA



4.7x
4.9x
4.7x
4.5x
4.4x
2020
2021
2022
2023
2024[2]

March 31, 2024 (dollars in thousands)		Amount	Rate[1]	% of Total	Maturity[3]
Secured Debt					
Fixed Rate					
Fannie Mae Mortgage Loans	$	76,136	3.96%	6.6%	1 year
Total Secured Debt	$	76,136			
Unsecured Debt					
Fixed Rate					
Private Placement		225,000	4.28%	19.6%	2 years
Public Bonds		400,000	3.00%	34.8%	7 years
Variable Rate					
Revolving Credit Facility		248,500	6.48%	21.6%	2 years
Term Loan		200,000	6.68%	17.4%	1 year
Total Unsecured Debt	$	1,073,500			
Subtotal		1,149,636	4.71%	100.0%	3 years
Note Discounts		(2,198)			
Unamortized Loan Costs		(8,172)			
Total Debt	$	1,139,266			

[1] Excludes impact of unamortized discounts and loan costs
[2] Annualized, see page 19 for reconciliation
[3] Weighted average

DEBT MATURITIES

DEBT SCHEDULE (DOLLARS IN THOUSANDS)

Financial Instrument	Amount Outstanding [1]	Interest Rate [2]	Fixed/ Variable	Maturity [3]	Years to Maturity	Secured
Credit Facility						
$700MM Revolver (S + 105)	$248,500	6.48%	Variable	Mar-26	2.0	No
Bank Term Loan (S + 125)	200,000	6.68%	Variable	Jun-25	1.2	No
$75MM Private Placement Term Loan	75,000	3.93%	Fixed	Sep-24	0.4	No
$50MM Private Placement Term Loan	50,000	4.33%	Fixed	Nov-25	1.6	No
$100MM Private Placement Term Loan	100,000	4.51%	Fixed	Jan-27	2.8	No
$400MM Senior Unsecured Notes	400,000	3.00%	Fixed	Feb-31	6.8	No
Fannie Mae Term Loans	60,139	3.79%	Fixed	Apr-25	1.0	Yes
Fannie Mae Term Loan	15,997	4.60%	Fixed	Jul-25	1.3	Yes
Total Debt	$1,149,636					
Weighted Average Interest Rate		4.71%			3.4	

[1] As of March 31, 2024.
[2] Variable rates based on the average 1-month term SOFR plus a 10 basis points spread adjustment for the quarter ended March 31, 2024.
[3] Excludes optional extensions for the revolver and bank term loans.

DEBT MATURITY SCHEDULE[1] (DOLLARS IN MILLIONS)



$800
$700
$600
$500
$400
$300
$200
$100
$0
Senior Notes
Line of Credit
Term Loans
Available Line of Credit
Secured Debt
Private Placement
$75
$75
$326
$76
$200
$50
$700
$451.5
$248.5
$100
$100
$400
$400
2024
2025
2026
2027
Thereafter

SELECT DEBT COVENANTS[1]

Credit Facility	Requirement	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022
Leverage ratio	<= 60%	38%	37%	38%	38%	39%	38%
Unencumbered leverage ratio	<= 60%	41%	41%	41%	41%	43%	42%
Secured leverage ratio	<= 30%	2%	2%	2%	2%	2%	2%
Fixed charge coverage ratio	>= 1.75	4.52	4.58	4.58	4.76	5.21	5.54
Tangible net worth	$1.57bn	Pass	Pass	Pass	Pass	Pass	Pass
Private Placement	**Requirement**	**Q1 2024**	**Q4 2023**	**Q3 2023**	**Q2 2023**	**Q1 2023**	**Q4 2022**
Leverage ratio	<= 60%	38%	39%	39%	41%	41%	41%
Unencumbered leverage ratio	<= 60%	42%	43%	43%	45%	45%	45%
Secured leverage ratio	<= 30%	2%	2%	2%	3%	3%	3%
Fixed charge coverage ratio	>= 2.00	4.18	4.27	4.09	4.29	4.69	5.59
Tangible net worth	$1.57bn	Pass	Pass	Pass	Pass	Pass	Pass
Public Bonds	**Requirement**	**Q1 2024**	**Q4 2023**	**Q3 2023**	**Q2 2023**	**Q1 2023**	**Q4 2022**
Leverage ratio	<= 60%	37%	37%	37%	37%	39%	37%
Secured leverage ratio	<= 40%	2%	2%	2%	3%	3%	3%
Debt service ratio	>= 1.50	4.65	4.90	4.34	4.39	4.66	5.72
Unencumbered asset ratio	>= 150%	277%	277%	274%	274%	265%	275%

Credit Ratings	Moody's	S&P Global	Fitch Ratings
Senior Unsecured Debt	Baa3	BBB-	BBB-
Issuer	Baa3	BBB-	BBB-
Outlook	Stable	Stable	Stable

[1] *These calculations are made in accordance with the respective debt agreements and may be different than other metrics presented.*

PERFORMANCE

EBITDARM COVERAGE[1]

SENIOR HOUSING SKILLED NURSING TOTAL


3.0
2.5
2.0
1.5
1.0
0.5
0.0
1.22x
2.47x
1.70x
1.26x
2.47x
1.75x
1.32x
2.62x
1.84x
1.36x
2.72x
1.91x
1.45x
2.82x
2.00x
4Q 2022
1Q 2023
2Q 2023
3Q 2023
4Q 2023

[1]EBITDARM coverage is based on trailing twelve month results through the period indicated.

GENERAL & ADMINISTRATIVE AS % OF GROSS ASSETS

G&A EXPENSE G&A EXPENSE EXCL.STOCK COMPENSATION


0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.0%
0.36%
0.28%
0.54%
0.29%
0.73%
0.45%
0.61%
0.47%
0.71%
0.44%
2020
2021
2022
2023
2024 YTD

FAD PAYOUT RATIO


100%
80%
60%
40%
20%
0%
82.4%
83.2%
79.4%
83.2%
76.6%
2020
2021
2022
2023
2024 YTD

RETURN ON INVESTED CAPITAL


10%
8%
6%
4%
2%
0%
8.0%
7.3%
7.7%
7.9%
8.1%
2020
2021
2022
2023
2024 TTM

TOTAL RETURN[2]

NHI Peer Average Vanguard Real Estate Index Fund ETF


1-year
30.0%
22.7%
7.6%
2-year
21.3%
9.6%
(14.1)%
3-year
5.2%
12.4%
4.2%
4-year
64.2%
86.8%
42.5%
5-year
9.9%
16.8%
18.7%

[2]Through March 31, 2024.

BALANCE SHEETS

(DOLLARS IN THOUSANDS)

		Q1 2024		Q4 2023
Assets		*(unaudited)*		
Real estate properties				
Land	$	180,749	$	180,749
Buildings and improvements		2,596,232		2,593,696
Construction in progress		6.389		5,913
		2,783,370		2,780,358
Less accumulated depreciation		(690,790)		(673,276)
Real estate properties, net		2,092,580		2,107,082
Mortgage and other notes receivable, net of reserve of $15,475 and $15,476		258,874		245,271
Cash and cash equivalents		11,357		22,347
Straight-line rent receivable		84,257		84,713
Assets held for sale, net		5,004		5,004
Other assets		26,053		24,063
Total Assets	$	2,478,125	$	2,488,480
Liabilities and Stockholders' Equity				
Debt	$	1,139,266	$	1,135,051
Accounts payable and accrued expenses		26,782		34,304
Dividends payable		39,082		39,069
Deferred income		5,429		6,009
Total Liabilities		1,210,559		1,214,433
Commitments and Contingencies		—		—
Redeemable noncontrolling interest		9,425		9,656
National Health Investors Stockholders' Equity:				
Common stock, $0.01 par value; 100,000,000 and 60,000,000 shares authorized;				
43,424,841 and 43,409,841 shares issued and outstanding, respectively		434		434
Capital in excess of par value		1,605,912		1,603,757
Retained earnings		2,497,791		2,466,844
Cumulative dividends		(2,856,165)		(2,817,083)
Total National Health Investors Stockholders' Equity		1,247,972		1,253,952
Noncontrolling interests		10,169		10,439
Total Equity		1,258,141		1,264,391
Total Liabilities and Stockholders' Equity	$	2,478,125	$	2,488,480

(a) The consolidated balance sheets include the following amounts related to our consolidated Variable Interest Entities (VIEs): $510.1 million and $513.2 million of Real estate properties, net; $5.4 million and $10.9 million of Cash and cash equivalents;$9.7 million and $9.7 million of Straight-line rents receivable; $9.8 million and $9.4 million of Other assets, net; and $2.6 million and $4.7 million of Accounts payable and accrued expenses as of March 31, 2024 and December 31, 2023, respectively.

STATEMENTS OF INCOME

(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

		Q1 2024		Q1 2023
Revenues		(unaudited)		(unaudited)
Rental income	$	62,187	$	65,299
Resident fees and revenues		13,256		11,700
Interest income and other		6,070		5,389
	$	81,513	$	82,388
Expenses				
Depreciation		17,505		17,617
Interest		14,869		14,027
Senior Housing operating expenses		10,314		9,799
Legal		236		122
Franchise, excise and other taxes		(187)		183
General and administrative		5,642		5,653
Taxes and insurance on leased properties		2,733		2,619
Loan and realty losses (gains)		10		(418)
		51,122		49,602
Gains (losses) from equity method investment		166		—
Gains on sale of real estate		100		1,397
Other income		—		—
Net income		30,657		34,183
Less: net loss (income) attributable to noncontrolling interests		290		301
Net income attributable to stockholders		30,947		34,484
Less: net income attributable to unvested restricted stock awards		(32)		—
Net income attributable to common stockholders	$	30,915	$	34,484
Weighted average common shares outstanding:				
Basic		43,388,841		43,388,742
Diluted		43,424,550		43,391,429
Earnings per common share:				
Net income attributable to common stockholders - basic	$	0.71	$	0.79
Net income attributable to common stockholders - diluted	$	0.71	$	0.79

FFO & FAD RECONCILIATION

(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Q1 2024	Q1 2023
Net income attributable to common stockholders	$ 30,915	$ 34,484
Elimination of certain non-cash items in net income:		
Real estate depreciation	17,309	17,518
Real estate depreciation related to noncontrolling interests	(411)	(396)
Gains on sales of real estate, net	(100)	(1,397)
Impairments of real estate	—	338
NAREIT FFO attributable to common stockholders	47,713	50,547
Non-cash write-offs of straight-line receivable and lease incentives	786	—
Non-cash rental income	—	(2,500)
Normalized FFO attributable to common stockholders	48,499	48,047
Non-cash lease revenue adjustments, net	114	(1,827)
Non-real estate depreciation, net	164	89
Amortization of debt issuance costs and discounts, net	820	606
Adjustments related to equity method investments, net	(513)	(295)
Recurring capital expenditures, net	(554)	(469)
Equity method investment non-refundable entrance fees	280	239
Note receivable credit loss expense (benefit)	10	(756)
Non-cash stock-based compensation	2,155	2,105
Normalized FAD attributable to common stockholders	$ 50,975	$ 47,739
BASIC		
Weighted average common shares outstanding	43,388,841	43,388,742
NAREIT FFO attributable to common stockholders per share	$ 1.10	$ 1.16
Normalized FFO attributable to common stockholders per share	$ 1.12	$ 1.11
DILUTED		
Weighted average common shares outstanding	43,424,550	43,391,429
NAREIT FFO attributable to common stockholders per share	$ 1.10	$ 1.16
Normalized FFO attributable to common stockholders per share	$ 1.12	$ 1.11
PAYOUT RATIOS		
Regular dividends per common share	$ 0.90	$ 0.90
Normalized FFO payout ratio per diluted common share	80.4%	81.1%
Dividends declared	$ 39,082	$ 39,050
Normalized FFO payout ratio	80.5%	81.3%
Normalized FAD payout ratio	76.6%	81.8%

ADJUSTED EBITDA RECONCILIATION

(DOLLARS IN THOUSANDS)

		Q1 2024		Q1 2023
ADJUSTED EBITDA RECONCILIATION				
Net income	$	30,657	$	34,183
Interest expense		14,869		14,027
Franchise, excise, and other taxes		(187)		183
Depreciation		17,505		17,617
NHI's share of EBITDA adjustments for unconsolidated entities		719		495
Gains on sales of real estate, net		(100)		(1,397)
Impairment of real estate		—		338
Non-cash write-off of straight-line receivable		786		—
Non-cash rental income		—		(2,500)
Note receivable credit loss		10		(756)
Adjusted EBITDA	$	64,259	$	62,190
Interest expense at contractual rates		14,088		13,440
Principal payments		105		103
Fixed Charges	$	14,193	$	13,543
Fixed Charge Coverage		4.5x		4.6x

NET DEBT TO ADJUSTED EBITDA		
Consolidated Total Debt	$	1,139.266
Less cash and cash equivalents		(11,357)
Consolidated Net Debt	$	1,127,909
Adjusted EBITDA	$	64,259
Annualizing Adjustment		192,777
Annualized impact of recent investments, disposals and payoffs		842
Annualized Adjusted EBITDA	$	257,878
Consolidated Net Debt to Adjusted EBITDA		4.4x

NOI RECONCILIATIONS

(DOLLARS IN THOUSANDS)

		Q1 2024		Q1 2023
NOI SEGMENT RECONCILIATION				
Triple-net leased rental income				
Senior Housing	$	36,302	$	37,824
Skilled Nursing		21,645		21,247
Hospital		1,022		1,022
Held for Sale and Disposal Revenue		485		2,587
Triple-net leased NOI	$	59,454	$	62,680
SHOP Resident Fees		13,256		11,700
SHOP operating expenses		(10,314)		(9,799)
SHOP NOI		2,942		1,901
Interest income and other		6,070		5,389
NOI	$	68,466	$	69,970
NOI TO ADJUSTED NOI RECONCILIATION				
Non-cash write-off of straight-line rent receivable		786		—
Straight-line revenue		(478)		(2,097)
Amortization of lease incentives		723		299
Amortization of commitment fees and discounts		(94)		(148)
Non-segment/Corporate		(130)		(81)
Adjusted NOI	$	69,273	$	67,943

NOI RECONCILIATIONS

(DOLLARS IN THOUSANDS)

		Q1 2024		Q1 2023
ADJUSTED NOI RECONCILIATION				
Net Income	$	30,657	$	34,183
Interest		14,869		14,027
Gains on sales of real estate		(100)		(1,397)
(Gain) loss from equity method investment		(166)		—
Franchise, excise and other taxes		(187)		183
Legal		236		122
Loan and realty gains (losses)		10		(418)
General and administrative		5,642		5,653
Depreciation		17,505		17,617
Consolidated NOI	$	68,466	$	69,970
Non-cash write-off of straight-line rent receivable		786		—
Straight-line revenue		(478)		(2,097)
Amortization of lease incentives		723		299
Amortization of commitment fees and discounts		(94)		(148)
Non-segment/Corporate		(130)		(81)
Adjusted NOI	$	69,273	$	67,943

DISPOSITIONS

	Operator	Units	Properties	Net Proceeds	Annualized Cash Rent	Property Cash NOI	Implied Cash Rent Yield[1]	Property Cash NOI Yield[1]	EBITDARM Coverage
SENIOR HOUSING COMPLETED DISPOSITIONS									
Q2 2021	Bickford Senior Living[2]	247	6	$39,924					
Q3 2021	Holiday Retirement	1,030	9	119,799					
Q3 2021	Senior Living Management	131	1	12,847					
Q4 2021	Brookdale Senior Living	76	1	11,880					
Q4 2021	Senior Living Management	98	1	7,275					
Q4 2021	Genesis Healthcare	180	1	3,723					
Q1 2022	Vitality Senior Living	135	1	8,302					
Q2 2022	Holiday Retirement	83	1	2,990					
Q2 2022	Chancellor Health Care	74	2	7,305					
Q2 2022	Bickford Senior Living	67	1	3,857					
Q2 2022	Comfort Care Senior Living	237	4	40,000					
Q2 2022	Bickford Senior Living	171	2	22,102					
Q3 2022	Discovery Senior Living	90	1	8,235					
Q3 2022	Discovery Senior Living	148	1	8,144					
Q1 2023	BAKA Enterprises	120	1	7,478					
Q1 2023	Bickford Senior Living	45	1	2,553					
Q2 2023	Milestone Retirement	76	2	3,803					
Q2 2023	Chancellor Health Care	25	1	2,355					
Q2 2023	Chancellor Health Care	64	1	7,633					
Q2 2023	Milestone Retirement	25	1	1,602					
Q2 2023	Chancellor Health Care	227	1	23,724					
Q3 2023	Chancellor Health Care	29	1	2,923					
Q4 2023	Senior Living Management	90	3	5,382					
	Total Senior Housing	3,468	44	$353,835	$39,382	$11,182	11.1%	3.2%	0.57x
HOSPITAL & MOB COMPLETED DISPOSITIONS									
Q2 2021	North Okaloosa	110	1	3,887					
Q3 2021	Trustpoint Hospital	217	1	31,215					
Q3 2021	Kentucky River	55	1	8,314					
Q1 2021	HCA	24	1	4,868					
Q2 2022	Helix Healthcare	24	1	19,500					
Q3 2022	National Healthcare Corporation	780	7	43,686					
	Total Hospital & MOB	1,210	12	$111,470	$12,749	NA	11.4%	NA	2.90x
	Total Completed Dispositions	4,678	56	$465,305	$52,131	NA	11.2%	NA	1.04x

[1] Based on annualized three month results through the most recent quarter in which the property was sold.
[2] Excludes $13.0 million second mortgage provided by NHI.
** Subsequent to the end of the first quarter 2024, NHI sold two properties for net cash proceeds of $ 4.6 million.*

DEFERRALS & ABATEMENTS[1,2,7]

DEFERRALS	2020	2021	2022[3]	Q1 2023[4]	Q2 2023	Q3 2023[5]	Q4 2023	2023	Q1 2024	CUMULATIVE
Bickford	$ 3,750	18,250	$ 1,000	$ (2,500)	$ —	$ —	$ —	$ (2,500)	—	$ 20,500
All Others	1,232	6,087	7,944	500	1,677	—	82	2,258	—	17,521
Total	$ 4,982	24,337	$ 8,944	$ (2,000)	$ 1,677	$ —	$ 82	$ (242)	—	$ 38,021

REPAYMENTS[6]	2020	2021	2022[3]	Q1 2023[4]	Q2 2023	Q3 2023[5]	Q4 2023	2023	Q1 2024	CUMULATIVE
Bickford	$ —	—	$ 183	$ 200	$ 354	$ 765	$ 976	$ 2,295	1,522	$ 4,000
All Others	—	87	546	458	358	1,501	1,043	3,360	747	4,740
Total	$ —	87	$ 729	$ 658	$ 712	$ 2,266	$ 2,019	$ 5,655	2,268	$ 8,739

[1] Includes all rent concessions accounted for as variable lease payments and as lease modifications.
[2] Prior periods adjusted to reflect the satisfaction of deferral balances upon disposition of properties.
[3] Q4 2022 includes a $3.0 million credit to the Bickford deferral balance as well as a $1.5 million forgiveness related to another operator.
[4] Q1 2023 includes a $2.5 million credit to the Bickford deferral balance.
[5] Q3 2023 includes a $0.5 million credit to a senior housing operator deferral balance.
[6] Includes principal and interest repayments.
[7] Net deferrals (deferrals less repayments) of approximately $29.5 million include approximately $21.7 million related to tenants on the cash basis of accounting.

NOTES

GLOSSARY

Adjusted EBITDA & EBITDARM

We consider Adjusted EBITDA to be an important supplemental measure because it provides information which we use to evaluate our performance and serves as an indication of our ability to service debt. We define Adjusted EBITDA as consolidated earnings before interest, taxes, depreciation and amortization, including amounts in discontinued operations, excluding real estate asset impairments and gains on dispositions and certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing Adjusted EBITDA for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs. Adjusted EBITDA also includes our proportionate share of unconsolidated equity method investments presented on a similar basis. Since others may not use our definition of Adjusted EBITDA, caution should be exercised when comparing our Adjusted EBITDA to that of other companies.

EBITDARM is earnings before interest, taxes, depreciation, amortization, rent and management fees.

ADJUSTED NET OPERATING INCOME

We define Adjusted NOI as total revenues, less straight-line revenue, less corporate interest income, less tenant reimbursements and property operating expenses, and adjusted for non-cash revenue items including, but not limited to, amortization of commitment fees, deferred financing costs and original issue discounts and lease incentive amortization.

CAGR

The acronym CAGR refers to the Compound Annual Growth Rate. The compound annual growth rate represents the year-over-year growth rate over a specified time period.

FFO, NORMALIZED FFO & FAD

These operating performance measures may not be comparable to similarly titled measures used by other REITs. Consequently, our FFO, normalized FFO, & normalized FAD may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of these operating performance measures, caution should be exercised when comparing our Company's FFO, normalized FFO, & normalized FAD to that of other REITs. These financial performance measures do not represent cash generated from operating activities in accordance with generally accepted accounting principles ("GAAP") (these measures do not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and are not necessarily indicative of cash available to fund cash needs.

FFO, as defined by the National Association of Real Estate Investment Trusts ("NAREIT") and applied by us, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of real estate property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures, if any. The Company's computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or have a different interpretation of the current NAREIT definition from that of the Company; therefore, caution should be exercised when comparing our Company's FFO to that of other REITs.

Diluted FFO assumes the exercise of stock options and other potentially dilutive securities. Normalized FFO excludes from FFO certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing FFO for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs.

We believe that FFO and normalized FFO are important supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the REIT industry to address this issue.

In addition to the adjustments included in the calculation of Normalized FFO, Normalized FAD excludes the impact of any straight-line rent revenue, amortization of the original issue discount on our senior unsecured notes, amortization of debt issuance costs, non-cash stock based compensation, as well as certain non-cash items related to our equity method investment.

Normalized FAD is an important supplemental performance measure for a REIT. GAAP requires a lessor to recognize contractual lease payments into income on a straight-line basis over the expected term of the lease. This straight-line adjustment has the effect of reporting lease income that is significantly more or less than the contractual cash flows received pursuant to the terms of the lease agreement. GAAP also requires the original issue discount of our senior unsecured notes and debt issuance costs to be amortized as non-cash adjustments to earnings. We also adjust Normalized FAD for the net change in our allowance for expected credit losses, non-cash stock based compensation as well as certain non-cash items related to our equity method investments such as straight-line lease expense and amortization of purchase accounting adjustments. Normalized FAD is an important supplemental measure of liquidity for a REIT as a useful indicator of the ability to distribute dividends to stockholders.

GLOSSARY

Facility Types

SH - Senior housing
EFC - Entrance Fee Community
SNF - Skilled nursing facility
HOSP - Hospital
MOB - Medical office building

Fixed Charges

The term Fixed Charges refers to interest expense and debt principal.

NET OPERATING INCOME

Net operating income ("NOI") is a U.S. non-GAAP supplemental financial measure used to evaluate the operating performance of real estate. We define NOI as total revenues, less tenant reimbursements and property operating expenses. We believe NOI provides investors relevant and useful information as it measures the operating performance of our properties at the property level on an unleveraged basis. We use NOI to make decisions about resource allocations and to assess the property level performance of our properties.

OCCUPANCY

Occupancy is the average percentage of all units in our SHOP segment that are occupied during the time period described. We define occupancy as the average number of units occupied in any given time period divided by the total number of available units.

PEER AVERAGE

The peer average calculations provided by Wells Fargo Securities include the following diversified healthcare REITs:

Ventas, Inc. **LTC Properties, Inc.** **Sabra Health Care REIT, Inc.**
Welltower, Inc. **CareTrust REIT Inc.** **Omega Healthcare Investors Inc.**

RevPOR

RevPOR is the average monthly revenue generated by occupied units in our SHOP segment. We define RevPOR as monthly resident fees and services revenue divided the number of monthly occupied units.

RETURN ON INVESTED CAPITAL (ROIC)

ROIC is a performance metric that intends to measure the percentage return earned on capital invested by a company. NHI calculates ROIC as TTM Normalized FAD plus contractual interest divided by the average of total assets plus accumulated deprecation less straight-line rent receivable over the TTM period.

Stabilized Lease

A newly acquired triple-net lease property is generally considered stabilized upon lease-up (typically when senior-care residents occupy at least 85% of the total number of certified units over at least a 12 month period) Newly completed developments, including redevelopments, are considered stabilized upon lease-up, as described above.

Total Return

The term Total Return refers to the total return an investor would have realized on an annual basis over a certain period assuming that all dividends are reinvested on the ex-dividend date.

WACY

The acronym WACY refers to Weighted Average Cash Yield, which is the anticipated rate of return upon initial investment excluding the impact of any discounts received or premiums paid.

NHI
NATIONAL HEALTH INVESTORS

National Health Investors

Q1 2024 Supplemental